[Black and white print advertisement.]
CGM REALTY FUND [Headline in largest white type against black background.] EXCEPTIONAL FOUR-YEAR PERFORMANCE. [Subhead in second largest white type against black background.]
98.6%* Total Return 7/1/94-6/30/98 [Number is in large white type; date in smaller italic white type.]
[Black background with black and white photo of victorious fencer with both arms raised. White box prints over background and contains the following text in black type:]
      One of the top performing real estate funds over a four year period,+ CGM Realty Fund is up more than 98% since July 1, 1994. CGM Realty Fund offers you the expertise of fund manager Ken Heebner and the potential for high current income and long-term capital appreciation.
      CGM Realty Fund has declined during 1998. While no one can predict future performance, maybe you should consider investing now.
       Call now for more information and a prospectus.
[Bar chart with two bars appears next; text over bars reads:]
TOTAL RETURN 7/1/94-6/30/98
[The bar on the left is a light grey bar with the figure 72.9% in black type inside the bar. Beneath the bar is the label:]
Lipper Real Estate Fund Average
[The bar on the right is black and the figure 98.6% drops out to white inside the bar. Beneath the bar is the label:]
CGM Realty Fund
[Beneath the chart, a line drawing of a fencer in a box with a black and white striped background appears below and to the left (logo). To the right of the logo is the following text:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0758
[Beneath the white box in white type:]
Managed by Ken Heebner
[Beneath the floor on which the fencer stands in black type against a pale grey background (slightly smaller type size than ad body copy) is the following disclosure (please note that numbers in disclosure text are the same size as total return numbers in the sub-head.)]

*6.1%, 18.7% and 18.0% are the average annual total returns for the one and four-year periods ended 6/30/98 and from inception (May 13, 1994) through 6/30/98.
+Lipper Analytical Services, Inc., an independent mutual fund ranking agency, ranks CGM Realty Fund #2 of 18 real estate funds for four-year performance and #65 of 77 real estate funds for one-year performance, for the periods ended 6/30/98. For the year-to-date CGM Realty Fund ranks #95 of 103 real estate funds through 8/31/98. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD
Copyright 1998 CGM